AAL VARIABLE PRODUCT SERIES FUND, INC.

                                  March 1, 1998

AAL Variable Universal Life--Insuring and Investing for Your Future




        The AAL Variable Product Series Fund, Inc. (the Fund) is an open-end diversified investment company, commonly called a mutual fund. The Fund is made up of seven separate Portfolios, each with its own specific investment objective. Shares of the Fund are sold only to two separate accounts. The separate accounts (the AAL Variable Annuity Account I and the AAL Variable Life Account I) fund variable annuity and variable life insurance certificates (the Certificates) offered by Aid Association for Lutherans (AAL). AAL also serves as the Investment Adviser to the Fund. AAL will use its professional experience to help the Portfolios to meet their individual objectives however, no assurance can be made that these objectives will be met. This Fund Prospectus describes the following Portfolios:

        The AAL Variable Product Money Market Portfolio seeks to provide maximum current income to the extent consistent with liquidity and a stable net asset value of $1.00 per share by investing in a diversified portfolio of high-quality, short-term money market instruments. An investment is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

        The AAL Variable Product Bond Portfolio seeks to achieve investment results that approximate the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in bonds and other debt securities included in the index.

        The AAL Variable Product Balanced Portfolio seeks to achieve investment results that reflect investment in common stocks, bonds and money market instruments, each of which will be selected consistent with the investment policies of the AAL Variable Product Large Company Stock, Bond, and Money Market Portfolios, respectively.

        The AAL Variable Product Large Company Stock Portfolio seeks to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index by investing primarily in common stocks included in the index.

        The AAL Variable Product Small Company Stock Portfolio seeks to achieve investment results that approximate the performance of the Standard &Poor's SmallCap 600 Index by investing primarily in common stocks included in the index.

        The AAL Variable Product International Stock Portfolio seeks to achieve long-term capital growth by investing primarily in a diversified portfolio of foreign stocks.

        The AAL Variable Product High Yield Bond Portfolio seeks to achieve high current income and secondarily capital growth by investing primarily in a diversified portfolio of high risk, high yield bonds commonly referred to as "junk bonds." The Portfolio actively seeks to achieve a secondary objective of capital growth to the extent it is consistent with the primary objective of high current income.


     This Fund Prospectus provides information that buyers of the Certificates ought to know before investing. Read this Fund Prospectus carefully along with the accompanying Account Prospectus and keep them for future reference. The Fund has filed a Statement of Additional Information, dated March 1, 1998 , with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this Prospectus. You may obtain a copy of the Statement of Additional Information and/or the Annual Report without charge by writing the Fund at the AAL Variable Products Service Center, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001 or calling 800-225-5225 or 734-5721 locally. The Telecommunications Device for the Deaf
(TDD) number is 800-735-9644.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE COMMISSION HAVE PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        TABLE OF CONTENTS

Prospectus Summary
        Organization of the Fund
        The Fund and the Certificates
        Reading the Prospectus
        The Portfolios
Money Market Portfolio
Bond Portfolio
Balanced Portfolio
Large Company Stock Portfolio
Small Company Stock Portfolio
International Stock Portfolio
High Yield Bond Portfolio
Other Investment and Risk Factors Regarding the Portfolios
Investment Restrictions
Performance Information
Management of the Fund
Purchase and Redemption of Shares
Net Asset Value
Dividends, Distributions and Taxes
Additional Information
        Fund Organization and Description of Shares
        Voting Privileges
        Indemnity and Limitation of Liability of Directors and Officers Custodian, Transfer Agent and Independent Auditors
Shareholder Inquiries
Appendix: Security Ratings
        Ratings in General
        Corporate Bond Ratings
        Commercial Paper Ratings

PROSPECTUS SUMMARY

Organization of the Fund

        The AAL Variable Product Series Fund, Inc. (the Fund) is registered with the SEC as an open-end diversified management investment company. The Fund currently consists of seven Portfolios, each of which represents a separate series of shares of beneficial interest in the Fund. The Fund serves as a funding vehicle for the AAL Variable Annuity Certificates and AAL Variable Life Insurance Certificates (the Certificates). We issue the Certificates through one of two separate accounts: AAL Variable Annuity Account I and AAL Variable Life Account I (the Variable Accounts). The rights of the Variable Accounts as shareholders of the Fund are distinguished from your rights as the Certificate Owners; however certain voting privileges are passed down to you. See Voting Privileges in this Fund Prospectus and the accompanying Account Prospectus for more information concerning your rights as a Certificate Owner.

        We include the Fund's financial statements and performance results in the Statement of Additional Information for the AAL Variable Annuity. You can obtain a Statement of Additional Information free of charge by calling 800-225-5225 or completing the order form at the end of the Account Prospectus. We also give you performance information in this Prospectus for the Standard &Poor's 500(R) Index, the Standard &Poor's SmallCap 600 Index and the Lehman Brothers Aggregate Bond Index. Certain of the Portfolios seek to achieve investment results that approximate the performance of these indexes. See Performance Information for more information

The Fund and the Certificates

        The Fund is the investment vehicle used by two separate accounts: the AAL Variable Annuity Account I and the AAL Variable Life Account I. We established both Variable Accounts under the laws of the State of Wisconsin. We also registered them as unit investment trusts with the Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act). Each Variable Account meets the definition of a separate account under the Federal securities laws. The SEC does not supervise the management or investment practices or policies of the Variable Accounts.

         The purpose of the Accounts is to fund either Annuity or Life Insurance Certificates. Each Variable Account is divided into Subaccounts. A Premium payment flows through the Certificate to either a Variable Account or a Fixed Account according to your instructions. From the Variable Account, the premiums flow to the Subaccounts in the amounts or percentages you allocate. In turn, the Subaccounts invest in shares of one of the corresponding Portfolios of the Fund. The Portfolios and their investment objectives are described below. We make no assurance that the Portfolios will meet their investment objectives. You bear all the investment risk for the performance of the Portfolios and their corresponding Subaccount. The share price will vary with the performance of the Portfolios.

Reading the Prospectus

        References to "you" and "your" in this Fund Prospectus refer to you as an indirect owner of the Fund through your ownership of either the AAL Variable Annuity or the AAL Variable Life Insurance Certificates. References to "we," "us," or "our" refer to Aid Association for Lutherans, also known as AAL. We are the Adviser of the Fund, the Transfer Agent for the Fund shares and the issuer of the Certificates.

The Portfolios

        In the Prospectus, we provide you with information on: the investment objectives, policies and risks of investing in the Portfolios. We also include the description of the management of the Fund and other services provided to the Fund. In addition to each separate Portfolio description, we give more detailed information on the risks of investing under Additional Investment Risks.




                                Primary                       Primary                        Primary
                                Objective                     Investments                    Risks

AAL Variable Product Money      Current Income                Money Market Instruments       Interest Rate and Credit
Market Portfolio
AAL Variable Product Bond       Current Income with Total     Investment Grade Bonds         Interest Rate and Credit
Portfolio                       Return approximating the
                                Lehman Brothers Index
AAL Variable Product Balanced   Income and Long-Term          Large Company Stocks and       Financial, Market, Interest
Portfolio                       Capital Growth                Investment Grade Bonds         Rate and Credit
AAL Variable Product Large      Long-Term Capital Growth      Large Company Stocks           Financial and Market
Company Stock Portfolio         with Total Return
                                approximating the S&P 500 (R)
                                Index
AAL Variable Product Small      Long-Term Capital Growth      Small Company Stocks           Financial and Market
Company Stock Portfolio         with Total Return
                                approximating the S&P
                                SmallCap 600 Index
AAL Variable Product            Long-Term Capital Growth      Foreign Stocks                 Financial, Market and
International Stock Portfolio                                                                Foreign Investment
AAL Variable Product High       High Level of Current         Below Investment Grade Bonds   Interest Rate, Credit and
Yield Bond Portfolio            Income and Capital Growth                                    Market



THE AAL VARIABLE PRODUCT MONEY MARKET PORTFOLIO

Investment Objective

        The Money Market Portfolio seeks to provide maximum current income, to the extent consistent with liquidity and a stable net asset value of $1.00 per share, by investing in a diversified portfolio of high-quality, short-term money market instruments.

Investment Policies

We invest in short-term money market instruments for the Portfolio, such as:

1. obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or shares of money market mutual funds that limit their investments to the foregoing securities;

2. certificates of deposit, bankers acceptances and similar obligations of U.S. banks, savings associations, foreign branches of U.S. banks, and domestic branches of foreign banks. Issuing banks must have total assets at the time of purchase in excess of $1 billion, and must be members of the Federal Deposit Insurance Corporation;

3. commercial paper that at the time of purchase is defined as First Tier or Second Tier by the Investment Company Act of 1940, as long as we do not invest more than 5% of the Portfolio's total assets in Second Tier commercial paper;

4. corporate obligations, including variable rate master notes, which at the date of investment are rated in one of the two highest categories by a nationally recognized statistical rating organization, or, if unrated, issued by a corporation with outstanding short-term debt that has an equivalent or better rating at the time of investment.

        We invest in securities maturing in 397 days or less and the Portfolio maintains a dollar-weighted average portfolio maturity of not more than 90 days. By limiting the maturity of the Portfolio's investment, we seek to lessen the changes in asset values caused by fluctuations in short-term interest rates. To the extent it is practical, we try to maintain a constant net asset value per share of $1.00 for the Portfolio.

        Do not consider the Portfolio as a deposit or other obligation of any bank, credit union or any affiliated entity. The Federal Deposit Insurance Corporation (FDIC) nor any other government agency insures nor protects your investment. You bear all of the investment risk including the loss of principal.

Investment Risks

Interest Rate Risk

        Changes in interest rate levels affect the yield of the money market instruments in the Portfolio.

Credit Risk

        The creditworthiness of the issuers of certain securities may decline during the Portfolio's holding period.

Portfolio Manager

     Alan D. Onstad, CFA, has managed the Money Market Portfolio since its inception on June 14, 1995. Mr. Onstad is Assistant Vice President of Securities and has been employed by us since 1973.

Annual Advisory Fee

        We receive an investment advisory fee as compensation for its services to the Fund. The fee is a daily charge equal to an annual rate of 0.35% of the average daily net assets of each Portfolio up to $250,000,000 and 0.30% of the average daily net assets of each Portfolio in excess of that amount.

Financial Highlights


     The following Financial Highlights table covers the Money Market Portfolio for the periods shown. This information was audited by Ernst & Young LLP, the Fund's independent auditors. You should read the Financial Highlights together with the Fund's audited financial statements and notes which, together with the auditor's report thereon, are included in the December 31, 1997 Annual Report of the AAL Variable Product Series Fund, Inc. You can obtain the Annual Report free of charge. While this performance information should help you evaluate a Portfolio and its investment objectives, past performance does not guarantee future results of the Portfolios.


                                                                  Money Market
                                                              Portfolio Highlights
                                                --------------------------------------------------
                                                  Period Ended     Year Ended       Year Ended
                                                  December 31,    December 31,     December 31,
                                                    1995 (1)          1996             1997

Net asset value: beginning of period                $1.00             $1.00            $1.00
Income from Investment Operations:
  Net investment income                             0.03              0.05             0.05
  Net realized and unrealized gains (losses)
   on investments                                    -                -                -
       Total from Investment Operations             0.03              0.05             0.05
Less Distributions:
  From investment income                            (0.03)            (0.05)           (0.05)
  From realized gains                                -                -                -
       Total Distributions                          (0.03)            (0.05)           (0.05)
Net increase (decrease) in net asset value           -                -                -
Net asset value:  end of period                     $1.00             $1.00            $1.00
Total return  (a)                                   3.02%             5.23%            5.33%
Net assets, end of period (in thousands)            $7,045            $17,125          $25,460
Ratios and Supplemental Data:
Ratio of expenses to average net assets (b)         0.35%             0.35%            0.35%
Ratio of net investment income to average
net assets (b) (c)                                  5.71%             5.10%            5.24%
Portfolio turnover rate                             N/A               N/A              N/A
Average commission rate paid (d)                    N/A               N/A              N/A
(1) From commencement of operations on June 14, 1995.
(a) Total return does not reflect  expenses  that
apply at the Variable  Account level. Inclusion of
these expenses would reduce the total return for
the periods shown.
(b) Calculated on an annualized basis.
(c) Without reimbursements the above ratios, on an
annualized basis, would have been:
     Ratio of expenses to average net assets        1.40%             0.65%            0.46%
     Ratio of net investment income to average
     net assets                                     4.66%             4.80%            5.13%
(d) Amount shown reflects the average brokerage
commission paid on each share of stock traded by
the Portfolio during the period presented.


THE AAL VARIABLE PRODUCT BOND PORTFOLIO

Objective

        The Bond Portfolio seeks to achieve investment results that approximate the total return of the Lehman Brothers Aggregate Bond Index (the Lehman Bond Index) by investing primarily in bonds and other debt securities included in the index.

        Lehman Brothers reserves the right to make changes to the Lehman Bond Index at any time, and eligible investments for the Bond Portfolio will include any additional asset classes included in the Lehman Bond Index.

Policies


        We invest only in a representative sample of fixed income and mortgage-backed securities included in the Lehman Bond Index. We cannot invest in all of the issues that make up the Lehman Bond Index because of the prohibitive cost to acquire and maintain such a large number of issues. We invest 80% or more of the Bond Portfolio's assets in securities that are included in the Lehman Bond Index. Each security included must meet the following criteria:


          - have a  maturity  of no less  than one year;
          - have at least  $100 million  par  amount  outstanding;
          - be rated as  investment-grade quality;
          - be fixed rate;
          - be dollar-denominated and nonconvertible; and
          - be publicly issued, no private placements.


        We divide the Bond Portfolio into four classes of investment grade fixed-income securities. As of December 31, 1997, these four classes represented the following proportions of the Portfolio's total market value:

                                Percent of Total

             U.S. Treasury & Government Agency         50.3%
             Corporate                                 20.1
             Mortgage-Backed                           28.6
             Asset-Backed                               1.0

                      Total                            100%


        We may purchase mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Housing Authority. GNMA securities are guaranteed by the U.S. government as to the timely payment of principal and interest; securities from other government-sponsored entities are generally not secured by an explicit pledge of the U.S. government. We may also invest in conventional mortgage-backed securities, which are packaged by private corporations and are not guaranteed by the U.S. government. We will invest in the securities of a particular agency only when the Portfolio Manager is satisfied that the credit risk is minimal. Mortgage-backed securities that are guaranteed by the U.S. government are guaranteed only as to the timely payment of principal and interest. The market value of such securities is not guaranteed and may fluctuate.

        We make every effort to ensure that the Portfolio will remain fully invested. Our ability to match the performance of the Lehman Bond Index will be affected to some extent by the size and timing of cash flows into and out of the Portfolio. We will manage the Portfolio to reduce such effects. Portfolio turnover is expected to be less than 50% per year. Although the Portfolio will attempt to achieve a high correlation with the target Lehman Bond Index, it cannot guarantee that such results will be achieved. Other factors that will affect the Portfolio's ability to approximate the target index return are: the size of the bid-ask spread associated with Portfolio investments and Portfolio management expenses incurred. A portion of the assets, normally expected to be less than 5% of the Portfolio's assets, may at times be invested in money market investments. No securities, other than futures contracts, will be purchased on margin.

Investment Risks

Interest Rate Risk

        The direction of changes in interest rate levels generally have an opposite directional affect on the value of the bonds in the Portfolio.

Credit Risk


     There is a risk that the creditworthiness of an issuer of securities held by the Portfolio could deteriorate as a result of developments unique to the issuer, or which affect the issuer's industry or the economy generally. Such a deterioration in creditworthiness indicates a higher risk of a default by the issuer on interest and principal payments on its securities, and/or a higher risk of bankruptcy. These increased risks likely would cause the value of the issuer's securities to decline, which would cause a corresponding decline in the net asset value of the Portfolio.


Portfolio Manager

        R. Jerry Scheel has managed the Bond Portfolio since its inception on June 14, 1995. Mr. Scheel is Second Vice President of Securities and has been employed by us since 1972.

Annual Advisory Fee

        We receive an investment advisory fee as compensation for providing services to the Fund. The fee is a daily charge equal to an annual rate of 0.35% of the average daily net assets of the Portfolio up to $250,000,000 and 0.30% of the average daily net assets of the Portfolio in excess of that amount.

Financial Highlights


     The following Financial Highlights table covers the Bond Portfolio for the periods shown. This information was audited by Ernst & Young LLP, the Fund's independent auditors. You should read the Financial Highlights together with the Fund's audited financial statements and notes which, together with the auditor's report thereon, are included in the December 31, 1997 Annual Report of the AAL Variable Product Series Fund, Inc. You can obtain the Annual Report free of charge. While this performance information should help you evaluate a Portfolio and its investment objectives, past performance does not guarantee future results of the Portfolios.

                                                                 Bond Portfolio Highlights
                                                    ---------------------------------------------------
                                                      Period Ended      Year Ended       Year Ended
                                                      December 31,     December 31,     December 31,
                                                        1995 (1)           1996             1997

Net asset value: beginning of period                    $10.00             $10.23           $9.90
Income from Investment Operations:
  Net investment income                                 0.34               0.63             0.64
  Net realized and unrealized gains (losses)
   on investments                                       0.23               (0.33)           0.25
       Total from Investment Operations                 0.57               0.30             0.89
Less Distributions:
  From investment income                                (0.34)             (0.63)           (0.64)
  From realized gains                                   -                  -                -
       Total Distributions                              (0.34)             (0.63)           (0.64)
Net increase (decrease) in net asset value              0.23               (0.33)           0.25
Net asset value:  end of period                         $10.23             $9.90            $10.15
Total return  (a)                                       5.80%              3.10%            9.37%
Net assets, end of period (in thousands)                $9,363             $17,666          $26,710
Ratios and Supplemental Data:
Ratio of expenses to average net assets (b)             0.35%              0.35%            0.35%
Ratio of net investment income to average net
assets (b) (c)                                          6.54%              6.51%            6.55%
Portfolio turnover rate                                 6.51%              11.65%           18.41%
Average commission rate paid (d)                        N/A                N/A              N/A
(1) From commencement of operations on June 14, 1995.
(a) Total return does not reflect  expenses  that
apply at the Variable  Account level. Inclusion of
these expenses would reduce the total return for the
periods shown. (b) Calculated on an annualized basis.
(c) Without  reimbursements the above ratios, on an
annualized basis, would have been:
     Ratio of expenses to average net assets            1.25%              0.68%            0.52%
     Ratio of net investment income to average
     net assets                                         5.64%              6.18%            6.38%
(d) Amount shown reflects the average brokerage commission
paid on each share of stock traded by the Portfolio during
the period presented.

THE AAL VARIABLE PRODUCT BALANCED PORTFOLIO

Objective

        The Balanced Portfolio seeks to achieve investment results that reflect investment in common stocks, bonds and money market instruments, each of which will be selected consistent with the investment policies of the Large Company Stock, Bond, and Money Market Portfolios, respectively.

Policies

        We invest in the following three asset classes within the ranges given for the Portfolio:

                                                  minimum         maximum
                 - common stocks                     35%             75%
                 - debt securities                   25              50
                 - money market instruments           0              40



        We select common stocks from the same pool of stocks that make up the Large Company Stock Portfolio. The weighting of those stocks will be proportionate to the weightings in the Large Company Stock Portfolio. For debt securities, we will generally select securities from the same pool of securities that make up the Bond Portfolio. At times, however, a debt security may be selected that is not in the Bond Portfolio but will be selected in accordance with that Portfolio's objectives. In similar fashion, we will select money market instruments in keeping with the Money Market Portfolio, however, the Balanced Portfolio will not always hold the same issues as the Money Market Portfolio.


        We periodically review and adjust the mix of investments among the three security classes. In doing this, we strive to take advantage of changing financial markets and economic conditions that could result in increased returns. We strive to keep the annual turnover rate at below 50%. As of December 31, 1997, we weighted the investments in the classes as follows:


                                                 percent weighted
              - common stocks                         55%
              - debt securities                       35
              - money market instruments              10
                                                      ===
                      total                           100%


Investment Risks

Financial Risk

        There is the possibility that an individual company may not perform well, and as a result, the value of that company's security may decline.

Market Risk

        Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Portfolio's investments may increase and decrease more than the stock market in general, as measured by the S&P 500(R). We do not employ any temporary or defensive measures in times of generally declining market conditions. You could lose money investing in the Portfolio.

Interest Rate Risk

        The direction of changes in interest rate levels generally have an opposite directional affect on the value of the bonds in the Portfolio.

Credit Risk

        The creditworthiness of the issuers of certain securities may decline during the Portfolio's holding period.

Portfolio Manager

     John A. Larson, CFA, has managed the Balanced Portfolio since its inception on June 14, 1995. Mr. Larson is Director of Securities and has been employed by us since 1971.

Annual Advisory Fee

        We receive an investment advisory fee as compensation for providing services to the Fund. The fee is a daily charge equal to an annual rate of 0.35% of the average daily net assets of the Portfolio up to $250,000,000 and 0.30% of the average daily net assets of the Portfolio in excess of that amount.

Financial Highlights


     The following Financial Highlights table covers the Balanced Portfolio for the periods shown. This information was audited by Ernst & Young LLP, the Fund's independent auditors. You should read the Financial Highlights together with the Fund's audited financial statements and notes which, together with the auditor's report thereon, are included in the December 31, 1997 Annual Report of the AAL Variable Product Series Fund, Inc. You can obtain the Annual Report free of charge. While this performance information should help you evaluate a Portfolio and its investment objectives, past performance does not guarantee future results of the Portfolios.



                                                     Balanced Portfolio Highlights
                                           ---------------------------------------------------
                                             Period Ended      Year Ended       Year Ended
                                             December 31,     December 31,     December 31,
                                               1995 (1)           1996             1997

Net asset value: beginning of period           $10.00             $10.92           $11.96
Income from Investment Operations:
  Net investment income                        0.22               0.41             0.46
  Net realized and unrealized gains (losses)
   on investments                              0.92               1.05             2.09
       Total from Investment Operations        1.14               1.46             2.55
Less Distributions:
  From investment income                       (0.21)             (0.41)           (0.46)
  From realized gains                          (0.01)             (0.01)            -
       Total Distributions                     (0.22)             (0.42)           (0.46)
Net increase (decrease) in net asset value     0.92               1.04             2.09
Net asset value:  end of period                $10.92             $11.96           $14.05
Total return  (a)                              11.46%             13.65%           21.71%
Net assets, end of period (in thousands)       $28,759            $126,518         $306,501
Ratios and Supplemental Data:
Ratio of expenses to average net assets (b)    0.35%              0.35%            0.35%
Ratio of net investment income to average net
assets (b) (c)                                 4.07%              3.89%            3.62%
Portfolio turnover rate                        2.29%              5.43%            6.86%
Average commission rate paid (d)               $0.0400            $0.0400          $0.0400
(1) From commencement of operations on June 14, 1995.
(a) Total return does not reflect  expenses  that
apply at the Variable  Account level. Inclusion of
these expenses would reduce the total return for the
periods shown.
(b) Calculated on an annualized basis.
(c) Without reimbursements the above ratios,
on an annualized basis, would have been:
     Ratio of expenses to average net assets   1.15%              0.60%            0.43%
     Ratio of net investment income to
     average net assets                        3.27%              3.65%            3.53%
(d) Amount shown reflects the average brokerage
commission paid on each share of stock traded by
the Portfolio during the period presented.


THE  AAL VARIABLE PRODUCT LARGE COMPANY STOCK PORTFOLIO

Objective

        The Large Company Stock Portfolio seeks to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500(R) Index) by investing primarily in common stocks included in the index.

Policies


     We select stocks with the help of computer models instead of using traditional analysis to emulate the S&P 500(R) Index. The Large Company Stock Portfolio will strive to hold all of the stocks included in the S&P 500(R) Index from time to time. The Portfolio will hold each stock in proportion to its weighting in the S&P 500(R) Index. When periodic changes are made to the Index, we will attempt to make similar changes to our Portfolio as soon as is practicable. We expect Portfolio turnover no more than 50% per year.


        To the extent possible, we try to remain fully invested. Our ability to match the performance of the S&P 500(R) Index will be affected to some extent by the size and timing of cash flows into and out of the Portfolio. We will try to manage the Portfolio to reduce such effects. Other factors that will affect the Portfolio's ability to approximate the target index return are: commission expenses, other transaction fees, the size of the bid-ask spread associated with stocks that are traded in the over-the-counter market, and Portfolio management expenses incurred. We may also invest to some degree in money market instruments. We do not expect them to exceed 3% of the Portfolio's assets. We may invest up to 20% of the Portfolio's net assets, valued at the time of purchase, in securities of foreign issuers, including American Depositary Receipts (ADRs). The Portfolio may also invest in Standard & Poor's Depositary Receipts (SPDRs). These are interests in a closed-end fund which generally correspond to the price and yield performance of the S&P 500(R). In addition, we may write (sell) covered call options in order to provide additional revenue and to reduce the effect of price fluctuations in the Portfolio's securities. As the writer of a covered call option, we may forego, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call option. No securities, other than futures contracts, will be purchased on margin. Although we will attempt to achieve a high correlation with the target S&P 500 Index, we cannot guarantee that a high correlation will be achieved.

Investment Risks

Financial Risk

        There is the possibility that an individual company may not perform well, and as a result, the value of that company's security may decline.

Market Risk

        Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Portfolio's investments may increase and decrease more than the stock market in general, as measured by the S&P 500(R). You could lose money investing in the Portfolio. We do not employ any temporary or defensive measures in times of generally declining market conditions. As a result, you have a greater risk of losing your money invested in this Portfolio.

Portfolio Manager

     David J. Schnarsky, CFA, has managed the Large Company Stock Portfolio since its inception on June 14, 1995. Mr. Schnarsky is Assistant Vice President and has been employed by us since 1991.

Annual Advisory Fee

        We receive an investment advisory fee as compensation for providing services to the Fund. The fee is a daily charge equal to an annual rate of 0.35% of the average daily net assets of the Portfolio up to $250,000,000 and 0.30% of the average daily net assets of the Portfolio in excess of that amount.

Financial Highlights


     The following Financial Highlights table covers the Large Company Portfolio for the periods shown. This information was audited by Ernst & Young LLP, the Fund's independent auditors. You should read the Financial Highlights together with the Fund's audited financial statements and notes which, together with the auditor's report thereon, are included in the December 31, 1997 Annual Report of the AAL Variable Product Series Fund, Inc. You can obtain the Annual Report free of charge. While this performance information should help you evaluate a Portfolio and its investment objectives, past performance does not guarantee future results of the Portfolios.



                                                                   Large Company
                                                            Stock Portfolio Highlights
                                                  --------------------------------------------------
                                                    Period Ended     Year Ended       Year Ended
                                                    December 31,    December 31,     December 31,
                                                      1995 (1)          1996             1997

Net asset value: beginning of period                  $10.00            $11.51           $13.83
Income from Investment Operations:
  Net investment income                               0.11              0.23             0.23
  Net realized and unrealized gains (losses)
   on investments                                     1.52              2.34             4.25
       Total from Investment Operations               1.63              2.57             4.48
Less Distributions:
  From investment income                              (0.11)            (0.23)           (0.23)
  From realized gains                                 (0.01)            (0.02)           (0.02)
       Total Distributions                            (0.12)            (0.25)           (0.25)
Net increase (decrease) in net asset value            1.51              2.32             4.23
Net asset value:  end of period                       $11.51            $13.83           $18.06
Total return  (a)                                     16.39%            22.47%           32.59%
Net assets, end of period (in thousands)              $23,138           $120,089         $318,475
Ratios and Supplemental Data:
Ratio of expenses to average net assets (b)           0.35%             0.35%            0.35%
Ratio of net investment income to average net
assets (b) (c)                                        2.27%             1.97%            1.48%
Portfolio turnover rate                               0.47%             1.77%            1.00%
Average commission rate paid (d)                      $0.0400           $0.0400          $0.0400
(1) From commencement of operations on June 14, 1995.
(a) Total return does not reflect  expenses  that
apply at the Variable  Account level. Inclusion of
these expenses would reduce the total return for the
periods shown.
(b) Calculated on an annualized basis.
(c) Without reimbursements the above ratios, on an
annualized basis, would have been:
     Ratio of expenses to average net assets          1.26%             0.63%            0.43%
     Ratio of net investment income to average
     net assets                                       1.37%             1.69%            1.39%
(d) Amount shown reflects the average brokerage
commission paid on each share of stock traded by the
Portfolio during the period presented.


THE AAL VARIABLE PRODUCT SMALL COMPANY STOCK PORTFOLIO

Objective

        The Small Company Stock Portfolio seeks to achieve investment results that approximate the performance of the S&P SmallCap 600 Index by investing primarily in common stocks included in the index.

Policies


        We select stocks with the help of computer models instead of using traditional analysis to emulate the S&P SmallCap 600 Index. The Small Company Stock Portfolio will hold each stock in similar proportions as in the S&P SmallCap 600 Index. The Portfolio will try to hold as many of the 600 issues in the index as is practicable. When periodic changes are made to the Index, we will attempt to make similar changes to our Portfolio as soon as is practicable. We expect Portfolio turnover of no more than 50% per year, althogh the turnover for 1998 may be greater because of the one-time change in holdings to reflect the S&P SmallCap 600 Index.


        To the extent possible, we try to remain fully invested. Our ability to match the performance of the S&P SmallCap 600 Index will be affected to some extent by the size and timing of cash flows into and out of the Portfolio. We try to manage the Portfolio to reduce such effects. Other factors that affect the Portfolio's ability to approximate the target index return are: commission expenses, other transaction fees, the size of the bid-ask spread associated with stocks that are traded in the over-the-counter market, and Portfolio management expenses incurred. We may also invest to some degree in money market instruments. We do not expect them to exceed 3% of the Portfolio's assets. We may invest up to 20% of the Portfolio's net assets, valued at the time of purchase, in securities of foreign issuers, including American Depositary Receipts (ADRs). In addition, we may write (sell) covered call options in order to provide additional revenue and to reduce the effect of price fluctuations in the Portfolio's securities. As the writer of a covered call option, we may forego, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call option. No securities, other than futures contracts, will be purchased on margin. Although we attempt to achieve a high correlation with the target S&P SmallCap 600 Index, we cannot guarantee that a high correlation will be achieved.

Prior to March 1, 1998, the Portfolio's objective was to approximate the performance of Wilshire Small Cap Index.

Investment Risks

Financial Risk

Small, less-established companies may have relatively lower revenues, limited product lines, lack of management depth and a lower share of the market for their products or services than larger companies. Stocks of these companies present a greater risk of losing value than stocks of larger, more established companies.

Market Risk

Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. Historically, small capitalization stocks have experienced more price volatility than mid-size and large capitalization stocks. Some of the reasons they have greater volatility include:

         less  certain  growth  prospects  of  small  firms;
         lower degree of liquidity in the markets for such stocks; and greater sensitivity of small companies to changing economic conditions.

As a result, the value of the Portfolio's investments tends to increase and decrease substantially more than the stock market in general, as measured by the S&P 500(R). We do not employ any temporary or defensive measures in times of generally declining market conditions. As a result, you have a greater risk of losing your money invested in this Portfolio.

Portfolio Manager

        Brian J. Flanagan, CFA, has managed the Small Company Stock Portfolio since March 1, 1997. Mr. Flanagan is Investment Manager and has been employed by us since 1994. From 1992 to 1994 he was an investment assistant with Valley Trust Company, Madison, Wisconsin and an investment analyst for Northwestern National Insurance Group, Brookfield, Wisconsin.

Annual Advisory Fee

        We receive an investment advisory fee as compensation for providing services to the Fund. The fee is a daily charge equal to an annual rate of 0.35% of the average daily net assets of the Portfolio up to $250,000,000 and 0.30% of the average daily net assets of the Portfolio in excess of that amount.

Financial Highlights


     The following Financial Highlights table covers the Small Company Portfolio for the periods shown. This information was audited by Ernst & Young LLP, the Fund's independent auditors. You should read the Financial Highlights together with the Fund's audited financial statements and notes which, together with the auditor's report thereon, are included in the December 31, 1997 Annual Report of the AAL Variable Product Series Fund, Inc. You can obtain the Annual Report free of charge. While this performance information should help you evaluate a Portfolio and its investment objectives, past performance does not guarantee future results of the Portfolios.



                                                                   Small Company
                                                            Stock Portfolio Highlights
                                                 --------------------------------------------------
                                                   Period Ended      Year Ended      Year Ended
                                                   December 31,     December 31,    December 31,
                                                     1995 (1)           1996            1997

Net asset value: beginning of period                 $10.00             $10.99          $12.54
Income from Investment Operations:
  Net investment income                              0.08               0.12            0.11
  Net realized and unrealized gains (losses)
   on investments                                    0.99               1.86            3.05
       Total from Investment Operations              1.07               1.98            3.16
Less Distributions:
  From investment income                             (0.07)             (0.12)          (0.11)
  From realized gains                                (0.01)             (0.31)          (0.71)
       Total Distributions                           (0.08)             (0.43)          (0.82)
Net increase (decrease) in net asset value           0.99               1.55            2.34
Net asset value:  end of period                      $10.99             $12.54          $14.88
Total return  (a)                                    10.70%             18.19%          25.37%
Net assets, end of period (in thousands)             $15,666            $70,209         $152,928
Ratios and Supplemental Data:
Ratio of expenses to average net assets (b)          0.35%              0.35%           0.35%
Ratio of net investment income to average
net assets (b) (c)                                   1.43%              1.14%           0.81%
Portfolio turnover rate                              2.85%              20.14%          29.65%
Average commission rate paid (d)                     $0.0400            $0.0400         $0.0400
(1) From commencement of operations on June 14, 1995.
(a) Total return does not reflect  expenses  that
apply at the Variable  Account level. Inclusion of
these expenses would reduce the total return for the
periods shown.
(b) Calculated on an annualized basis.
(c) Without reimbursements the above ratios, on an
annualized basis, would have been:
     Ratio of expenses to average net assets         1.37%              0.75%           0.45%
     Ratio of net investment income to average
     net assets                                      0.41%              0.74%           0.71%
(d) Amount shown reflects the average brokerage
commission paid on each share of stock traded by
the Portfolio during the period presented.


THE AAL VARIABLE PRODUCT INTERNATIONAL STOCK PORTFOLIO

Investment Objectives

        The Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of foreign stocks.

Investment Policies

         Under ordinary circumstances, we invest in at least 65% of the Portfolio's total assets in foreign stocks, and securities convertible into foreign stocks of companies domiciled in at least three different countries not including the United States: We invest in a variety of different regions and countries including but not limited to Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Denmark, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Peru, Philippines, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, and the United Kingdom.

         Typically, we consider a stock to be a "foreign stock" if it is issued by a company that is domiciled in a particular country if it:

(1)  is organized under the laws of that country; or
(2) has at least 50% of the value of its assets located in that country;  or
(3) derives at least 50% of its income from operations or sales in that country.

         For stocks that do not meet the above domicile criteria, we make a good-faith determination based on such factors as the location of issuer's assets, personnel, sales and earnings.

         We may invest the remaining 35% of the Portfolio's total assets in: additional foreign stocks; U.S. stocks; structured notes and/or preferred stocks; and up to 20% of the Portfolio's total assets in U.S. and foreign bonds and other debt obligations, including lower-rated debt, commonly referred to as "junk bonds" (i.e., securities rated BB or lower by Standard & Poor's Corporation(R) or Ba or lower by Moody's Investor Services, Inc.) and unrated securities.

         We do not place any restrictions on the debt ratings of securities acquired or, the portion of the Portfolio's assets we may invest, in a particular rating category. We may also invest up to 100% of total assets in emerging countries.

Investment Risks

Foreign Investment Risk

        Foreign investment risks include currency, liquidity, political, economic and market risks, as well as risks associated with governmental regulation and nonuniform corporate disclosure standards. We may invest from 0% to 100% of the Portfolio's total assets in emerging growth countries, which may entail more risk than investing in mature countries. The greater the percentage of net assets the Portfolio invests in emerging countries, the greater the investment risks.

        There are other specific investment risks to certain of the securities that make up the International Stock Portfolio. See Additional Investment Risks for more information.

Sub-Adviser


     We hired Oechsle International Advisors, L.P. (Oechsle), a Delaware limited partnership, with principal offices at One International Place, Boston, Massachusetts, 02110, as the Sub-adviser to the Portfolio. The general partner of Oechsle is Oechsle Group, L.P., and the managing general partner of Oechsle Group, L.P. is Walter Oechsle. Oechsle is an independently owned money management organization primarily focused on the management of international securities. The organization is a partnership, formed and registered as an investment adviser with the Securities and Exchange Commission in 1986 by a group of investment professionals who previously worked as a team at Putnam International Advisors. The founding partners of Oechsle have worked together for an average of 15 years. As of September 30, 1997, Oechsle has managed $10 billion in assets. Oechsle began serving as sub-adviser to the Portfolio at its inception on March 1, 1998.


        Oechsle makes the day-to-day investment decisions for the Portfolio under our direction and control. Oechsle determines which securities to purchase and sell, arranges the purchases and sales, and gives other help in formulating and implementing the investment program for the Portfolio.

Portfolio Manager

     Kathleen Harris and Sean Roche have managed the Portfolio since its inception on March 1, 1998. Both Ms. Harris and Mr. Roche are employees of Oechsle, the sub-adviser. Ms. Harris has been a Portfolio Manager at Oechsle since January 1995. Prior to this, she was portfolio manager and Investment Director for the State of Wisconsin Investment Board and a Fund Manager and Equity Analyst for Northern Trust Company. Mr. Roche has been a general partner and portfolio manager with Oechsle since 1986.

Annual Advisory Fee

        We receive an investment advisory fee as compensation for providing services to the Fund. The fee is a daily charge equal to an annual rate of .80% of the average daily net assets of the Portfolio. From this amount we pay the Sub-adviser the following fee based on assets under management:

                 Total Assets                Annual Fee
          First $20 million                     .54%
          Next $30 million                      .45%
          Over $50 million                      .36%


THE AAL VARIABLE PRODUCT HIGH YIELD BOND PORTFOLIO

Investment Objective

        The High Yield Bond Portfolio seeks high current income and secondarily capital growth by investing primarily in a diversified portfolio of high risk, high yield bonds commonly referred to as "junk bonds." The Portfolio actively seeks to achieve a secondary objective of capital growth to the extent it is consistent with the primary objective of high current income.

Investment Policies


        Usually, we invest at least 65% of the Portfolio's total assets in high yield bonds. By high yield bonds, we mean debt securities rated below investment grade by a nationally recognized statistical rating organization, such as a Ba rating or lower by Moody's Investors Services, Inc. or BB or lower by Standard & Poor's Ratings Group, or, if unrated, of comparable quality as we determine. See the Appendix for information on credit ratings. We define high yield bonds to include:


          - fixed;                 - floating rate interest debt  obligations;
          - variable;              - deferred interest  debt  obligations;
          - convertible   bonds;   - structured  debt obligations;
          - zero coupon bonds;     - asset-backed debt  obligations;  and
          - pay-in-kind bonds;     - mortgage-backed debt obligations.


        We may invest the remaining 35% of the Portfolio's total assets in any combination of: additional high yield bonds; common and preferred stocks; investment grade bonds; and government obligations. We may invest up to 20% of the Portfolio's net assets in bonds of foreign issuers.


        In evaluating the quality of a particular high yield bond for investment in the Portfolio, we do not rely exclusively on credit ratings. In appropriate circumstances, we perform our own credit analysis. We consider the issuer's:

          - financial  resources;       - debt  maturity  schedules;
          - operating  history;         - borrowing  requirements;  and
          - sensitivity to economic     - management's abilities.
            conditions and trends;
          - relative values based on anticipated
            cash flow, interest and asset coverages
            and earning prospects

We attempt to identify those issuers of high yield bonds whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. However, we do not have restrictions on the rating level of the securities in the Portfolio and may purchase and hold securities in default.

Investment Risks

Interest Rate Risk

        The direction of changes in interest rate levels generally have an opposite directional affect on the value of the bonds in the Portfolio.

Credit Risk


        The primary risk of investing in the high yield sector is the credit risk. Bonds rated below investment grade have greater risks of default than investment grade bonds. In fact, some may already be in default.


Market Risk


        Frequently, high yield bonds have a less liquid resale market than the market for investment grade bonds. In some cases, these bonds have no resale market at all. As a result, we may have difficulty valuing portfolio securities, choosing the securities to sell in order to meet redemption requests, and/or selling or disposing of portfolio securities on favorable terms. The high yield market has in the past, and may in the future, experience market risk due to adverse publicity and investor perceptions, whether or not based on fundamental analysis, decreasing market sales and liquidity, especially on the lesser traded issues.


        There are other specific investment risks to certain of the securities that make up the High Yield Bond Portfolio. See Additional Investment Risks for more information.

Sub-Adviser

        We have hired AAL Capital Management Corporation (AALCMC) to provide portfolio management services for the High Yield Bond Portfolio. AALCMC is a registered investment adviser and is an affiliate of ours. In addition to being the sub-adviser, AALCMC is also the distributor of the AAL Variable Annuity and AAL Variable Life Insurance Certificates. Under our Sub-Advisory Agreement, AALCMC determines which securities to purchase and sell, arranges the purchases and sales, and gives other help in formulating and implementing the investment program for the Portfolio.

Portfolio Manager

        Dave Carroll, CFA, has managed the High Yield Bond Portfolio since the Portfolio's inception on March 1, 1998. Currently, Mr. Carroll is also managing the AAL High Yield Bond Fund, which is one of The AAL Mutual Funds. Prior to this, he served as an analyst and trader for Cargill Financial Services from January through September 1996. From 1986 to August 1995, he was a second vice president and portfolio manager for Fortis Advisers, Inc.

Annual Advisory Fee

        We receive an investment advisory fee as compensation for providing services to the Fund. The fee is a daily charge equal to an annual rate of 0.40% of the average daily net assets of the Portfolio. We pay the sub-adviser an annual fee of 0.25% of average daily net assets from our advisory fee as compensation for its services.

OTHER INVESTMENT AND RISK FACTORS REGARDING THE PORTFOLIOS

Temporary Defensive Purposes


        For the International Stock and High Yield Bond Portfolios we have a temporary defensive position policy that allows us to invest up to 100% of a Portfolio's total assets in cash and short-term money market obligations, including tax-exempt money market funds and investment grade fixed-income securities when significant adverse market, economic, political or other circumstances require immediate action to avoid losses. Primarily, we may purchase the following types of securities for temporary defensive purposes: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; commercial paper rated at the time of purchase in the highest rating category by NRSROs; and bank obligations, including repurchase agreements, of banks having total assets in excess of $1 billion.



        We may invest up to 100% of the International Stock Portfolio's total assets in U.S. securities or in securities primarily traded in one or more foreign countries, or up to 100% in debt securities.


Interest Rate Risk

        For the Bond, Balanced, High Yield Bond and Money Market Portfolios, you can expect that interest rate changes will significantly impact upon the value of your Portfolio investments. Interest rates are influenced by supply and demand as well as economic monetary policies. In general, a decline in prevailing interest rate levels generally will increase the value of the securities, particularly the bonds, held as assets in a portfolio and vice versa. As a result, interest rate fluctuations will affect a Portfolio's net asset values but not the income received from its existing investments. However, changes in the prevailing interest rate level will affect the yield on subsequently purchased securities. Because yields on the securities available for purchase by the Portfolios will vary over time, we cannot assure a specific yield on a Portfolio's shares.

        Longer-term bonds are more sensitive to interest rate changes than shorter-term bonds, reflecting the greater risk of holding these bonds for a longer period of time. Longer-term bond prices increase more dramatically when interest rates fall and decrease more dramatically when interest rates rise. Prices of short-term debt, such as money market instruments, are less price sensitive to interest rate changes because of their short durations.

        Income-producing equity securities generally pay higher than average dividends. Due to the regular payment of higher dividends, these securities, like bonds, are more sensitive to interest rate levels than other equity securities.

Investing in Bonds Versus Investing in a Portfolio

        Investing in a Portfolio that owns bonds is not the same as buying an individual bond. Both bonds and portfolios owning bonds offer regular income.
While individual bonds can offer a fixed amount of regular income until maturity, a Portfolio may include a constantly changing pool of bonds with differing interest rates and maturity prices. Both share prices and dividends may fluctuate in a Portfolio owning bonds.


Investment grade and Medium grade Bond Investments

        We may purchase investment grade bonds for the Bond, Balanced, International and High Yield Bond Portfolios. A debt or other fixed-income security is considered investment grade if it is rated investment grade by a NRSRO, such as BBB or better by Duff and Phelps Credit Rating Co. (Duff &
Phelps) and Standard & Poor's Corporation (Standard & Poor's) or Baa or better by Moody's Investors Services, Inc. (Moody's). Securities rated in the fourth highest category, such as BBB by Duff & Phelps or Standard & Poor's or Baa by Moody's, are considered medium grade bonds and are more sensitive to economic changes and have speculative characteristics. If a bond in a Portfolio has lost its rating or has its rating reduced, we do not have to sell the security, but we will consider the lost or reduced rating in determining whether that Portfolio should continue to hold the bond.


Mortgage-Backed Securities

        For the Bond, Balanced, and High Yield Bond Portfolios, we may invest in mortgage-backed securities with amortizing payments consisting of both interest and principal and prepayment privileges (the ability to prepay the principal or a portion of it without penalty). Mortgaged-backed securities represent interest in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Various government, government-related and private organizations combine these mortgages for sale to investors (such as the Government National Mortgage Association (GNMA) that guarantees and issues mortgage-backed securities). Mortgage-backed securities generally provide for a "pass through" of monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of the securities. The yield on these securities applies only to the unpaid principal balance.

        We reinvest the periodic payments of principal and interest and prepayments, if any, in securities at the prevailing market interest rates. The prevailing rates may be higher or lower than the rate on the original investment. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities tend to accelerate. Accordingly, any prepayments on mortgage-backed securities that we hold for a Portfolio reduce our ability to maintain positions in high-yielding, mortgage-backed securities and reinvest the principal at comparable yields for the Portfolio. If we buy any mortgage-backed securities for a Portfolio at a premium, the Portfolio receives prepayments, if any, at par or stated value, which lowers the return on the Portfolio. Finally, the risk of prepayment tends to cause the value of a Portfolio's investments in mortgage-backed securities to increase less in times of decreasing interest rates and decline more in times of increasing interest rates. On the other hand, these securities tend to have a higher yield than do securities with no prepayment feature.

High Yield Bond Investments

        We may invest in high yield bonds for the International Stock and High Yield Bond Portfolios.

Credit Risk


        The primary risk of investing in the high yield sector is the credit risk. Bonds rated below investment grade have greater risks of default than investment grade bonds (including medium-grade bonds) and, may in fact, be in default. Issuers of high yield bonds usually do not have strong historical financial conditions, requiring them to offer higher yields to compensate for the greater risk of default on the payment of interest and principal. These bonds have speculative characteristics or are speculative. As a result, their market values are less sensitive to interest rate changes on a short-term basis, but more sensitive to adverse economic developments or individual corporate developments because of their lower credit quality. During an economic downturn or period of rising interest rates, issuers of lower-rated bonds may have more difficulty meeting their principal and interest payment obligations or obtaining additional financing to make the interest payments on their debt. When issuers have difficulty meeting projected goals or obtaining additional financing, the default rate on high yield bonds will likely rise.


Market Risk

        Frequently, high yield bonds are less liquid than investment-grade bonds. In some cases, these bonds have no resale market at all. As a result, these bonds are more difficult to price accurately and are subject to price volatility. We may experience difficulty in valuing the high yield securities in these portfolios or purchasing or disposing of them on favorable terms, particularly during adverse market or economic conditions. In the event of an illiquid market or in the absence of readily available market quotations for certain high yield bonds in the Portfolios' portfolios, our judgment will play a greater role in valuing the securities.

Portfolio Turnover

        We expect the High Yield Bond Portfolio to have portfolio turnover greater than 100% and the other Portfolios to have a portfolio turnover of less than 100%. We do not calculate a portfolio turnover rate for The Money Market Portfolio because of the short maturities of its investments. Due to the high volume of buying and selling activity in a Portfolio with turnover in excess of 100%, we may pay more commissions for a Portfolio and may realize more taxable gains than in portfolios with less turnover, which may result in an increase in a Portfolio's expenses and lower returns for shareholders. We may trade for a Portfolio at a portfolio turnover rate significantly exceeding 100%, when we believe the benefits of short-term investments outweigh any increase in transactions costs or capital gains. For more information on transaction expenses and taxes, please refer to sections entitled Portfolio Transactions, Dividends, Distributions, and Taxes, and Performance Information.

Financial Futures Contracts and Options


        Except for the Money Market Portfolio, we may engage in options, futures and options on futures transactions for the Portfolios, but only for bona fide hedging or other permissible risk management purposes. Specifically, each Portfolio may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract margin deposit; in addition, a Portfolio may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent no more than 33% of the Portfolio's assets. We may use these strategies for several reasons:

          - to  maintain  cash  reserves  while  simulating  full  investment,
          - to facilitate  trading,
          - to  reduce  transaction  costs or
          - to hedge  against  price movements.


          Our ability to use futures and options transactions successfully depends upon our skill for predicting the level and direction of the securities, options and futures markets, interest rates and other factors. An incorrect prediction may make the implementation of the hedging strategy in furtherance of a Portfolio's investment objectives difficult. For example, significant differences may exist between the securities and the options and futures markets that could result in an imperfect correlation between them. Also, an incorrect prediction on the changes in the level and direction of interest rates could cause us to have a lower return for the Portfolio than it would have had if we had not attempted the hedging transaction. In the absence of the ability to hedge, however, we might make other Portfolio decisions in anticipation of the same market movements with similar investment results, but, most likely, at greater transaction costs.



When-Issued and Delayed Delivery Securities

        To ensure the availability of suitable securities, we may buy when-issued or delayed delivery securities for the International Stock, Bond, Balanced, High Yield Bond and Money Market Portfolios. Generally, we will not pay for when-issued securities or start earning interest until we have received the underlying securities for the Portfolios. We do not speculate in when-issued securities for the Portfolios. We purchase the securities with the expectation of acquiring the underlying securities when delivered. However, we sell when-issued securities before the settlement date when we believe it is in the best interest of a Portfolio.

Illiquid and Restricted Securities


        Except for the Balanced (money market instruments portion) and Money Market Portfolios, we may hold up to 15% of a Portfolio's net assets in illiquid securities. We may hold up to 10% of the Money Market Portfolio's net assets in restricted and illiquid securities. Illiquid securities are securities we believe cannot be sold within seven days in the normal course of business at approximately the amount at which we have valued or priced the securities for a Portfolio, including securities we acquired in private placements that have restrictions on their resale (restricted securities). We deem time deposits and repurchase agreements maturing in more than seven days illiquid. Because an active market may not exist for illiquid securities, we may experience delays and additional cost when trying to sell illiquid securities. For more information on restricted and other illiquid securities regarding the Money Market Portfolio, please refer to the Statement of Additional Information, Privately Issued Securities: The Money Market Portfolio. The Board of Directors has established procedures for determining the liquidity of Portfolio securities and has delegated the day-to-day liquidity determinations to the Adviser.


        Subject to the limitations for illiquid investments stated above, we may purchase liquid restricted securities eligible for resale under Rule 144A under the Securities Act of 1933 (the Act), without regard to the 15% or 10% limitation. Rule 144A permits certain qualified institutional buyers, such as the Portfolios, to trade in privately placed securities not registered under the Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for 144A securities and the ability to liquidate these investments to satisfy redemption orders. However, an insufficient number of qualified institutional buyers interested in purchasing certain Rule 144A securities held by a Portfolio could adversely affect their marketability, causing us to sell the securities at unfavorable prices.

Variable Rate Demand Notes

        All of the Portfolios may purchase variable rate securities. The Money Market Portfolio may purchase variable rate securities (the yields will vary in relation to changes in specific money market rates, such as the prime rate) with actual maturities of 397 days or more, but only under conditions established by the Securities and Exchange Commission rules that permit such securities to be considered as having maturities of less than 397 days. We intend to invest in these longer-term variable rate securities only when, in our view, we may be able to take advantage of the higher yield that is usually paid on these securities over other short-term securities, and it appears to us that the variable rates on these securities may reduce the fluctuations in market value typical of longer-term securities. We also may purchase variable rate securities with a put option, which may further reduce the risk of fluctuations in market value.

Structured Securities

        The International Stock Portfolio may invest in structured notes and/or preferred stocks. These securities have a value (i.e., principal amount at maturity and/or coupons or dividend amounts) linked to currencies, interest rates, commodities, indices or other financial indicators. Typically, these securities are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. For example, gold structured securities may provide for maturity values that depend on the price of gold, resulting in securities whose prices tend to rise and fall together with gold prices. These securities involve additional risk, including structures that may reduce the coupons and/or dividend amounts to zero or the redemption amounts payable at maturity as a result of a decline in the value of the underlying instrument. Structured securities may have more volatility than the price of the underlying instrument

Foreign Securities


        The Portfolios may invest in foreign securities domestically through American Depository Receipts (ADRs) and securities of foreign issuers traded on a U.S. national securities exchange or the NASDAQ National Market System The International Stock Portfolio may invest in foreign securities other than ADRs, and may invest in ADRs without limit. Foreign securities may present a greater degree of risk (including risks related to tax provisions or appropriation of assets) than do securities of domestic issuers.


Foreign Investing Expenses

        Investing in foreign securities costs more than investing in U.S. securities due generally to higher transaction costs, such as the commissions paid per share. As a result, Portfolios that invest in foreign securities tend to have higher expenses, particularly funds that invest primarily in foreign securities. In addition to higher commissions, they generally have higher advisory and custodial fees. However, you may find investing in a fund that purchases foreign securities a more efficient way to invest in foreign securities than investing in individual foreign securities. Higher expenses attributable to a Portfolio that invests in foreign securities does not mean that the Portfolio has higher expenses than others with similar investment policies and percentages of assets invested in foreign securities.

Foreign Currency Transactions

        Foreign securities have currency risk, meaning the risk that changes in foreign currency exchange rates and exchange control regulations will affect favorably or unfavorably the U.S. dollar value of these securities (and any income generated from them). To manage this risk and facilitate the purchase and sale of foreign securities for a Portfolio, we may engage in foreign currency transactions involving:

          - the purchase and sale of forward foreign currency exchange contracts (agreements to exchange one currency for another at a future date);

          -    options on foreign currencies;

          -    currency futures contracts; or

          -    options on currency  futures  contracts.

Although we use foreign currency transactions to protect against adverse currency movements, they involve the risk that we may not accurately predict the currency movements, which could adversely affect a Portfolio's total return. We set forth further information on foreign securities and currency transactions in the Statement of Additional Information.

Risks of Investing in Foreign Securities

Currency Risk

        Even though a Portfolio may hold securities denominated or traded in foreign securities, we measure a Portfolio's performance in terms of U.S. dollars, which may subject the Portfolio to foreign currency risk. Foreign currency risk is the possibility that the U.S. dollar value of foreign securities (and any income generated therefrom) held by a Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Therefore, the net asset value of a Portfolio may go up or down as the value of the dollar rises or falls compared to a foreign currency.

Liquidity Risk


        Foreign markets or exchanges tend to have less trading volume than the New York Stock Exchange or other domestic stock exchanges or markets, meaning the foreign market may have less liquidity. The lower liquidity in a foreign market can affect our ability to purchase or sell blocks of securities and obtain the best price in the foreign market for a security. Foreign markets tend to have greater spreads between bid and asked prices, trading interruptions or suspensions and brokerage and other transaction costs. Settlement practices vary from country to country and many foreign markets have longer settlement periods for their securities in comparison to domestic securities. These differing practices may cause us to lose opportunities for favorable purchases elsewhere and interest income. Also, foreign markets may trade on days when the Portfolios do not value their portfolios. This means that a Portfolio's Net Asset Value can change on days when you cannot access your account. We may incur extra costs for a Portfolio when involved in currency hedging. For example, restrictions on converting a foreign currency into U.S. dollars may adversely affect the value of a Portfolio.


Political, Economic and Market Risks

        The degree of political and economic stability varies from country to country. If a country seizes money from foreigners or nationalizes an industry, a Portfolio may lose some or all of any particular investment in that country. Individual foreign economies may vary favorably or unfavorably from the U.S. economy in such areas as growth of gross national product, inflation rate, savings, balance of payments and capital investment, which may affect the value of a Portfolio's investment in any foreign country.

Governmental Regulation

        Many foreign countries do not subject their markets to the same degree and type of laws and regulations that cover the U.S. markets. Also, many foreign governments impose restrictions on investments in their capital markets as well as taxes or other restrictions on repatriation of investment income. The regulatory differences in some foreign countries make investing or trading in their markets more difficult and risky.

Nonuniform Corporate Disclosure Standards


        Many countries have laws making information on publicly-traded companies, banks and governments unavailable, more difficult to obtain or incomplete. The lack of uniform accounting standards and practices among countries impairs the ability of investors to compare common valuation measures, such as price/earnings ratios, as applied to securities of different countries.


INVESTMENT RESTRICTIONS


          In addition to those policies noted above with respect to specific investments, the Portfolios are subject to certain investment restrictions which are set forth in the Statement of Additional Information under the caption "Investment Restrictions." Among other restrictions, a Portfolio may not:

     (a) invest more than 25% of its total assets in securities of issuers whose principal business activities are in the same industry, excluding securities issued or guaranteed by the United States government or any of its agencies or instrumentalities; or

     (b) invest more than 5% of its total assets in a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this limitation and except that this limitation does not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities.

          The foregoing investment restrictions and the additional investment restrictions set forth in the Statement of Additional Information, and the investment policies of any Portfolio with respect to specific investments, may be changed by the Fund's Board of Directors without shareholder approval. However, each Portfolio's investment objective is fundamental, meaning it cannot by changed unless the shareholders of the Portfolio approve the change.


PERFORMANCE INFORMATION

        From time to time, we calculate and advertise performance information for different historical periods of time by quoting yields or total returns designed to inform you of the performance of a Portfolio. We show yields and total returns based on historical performance but these yields and returns do not reflect charges or deductions against the relevant Variable Account or the relevant Certificates. We expect each indexed Portfolio to track its respective index as closely as possible. However, a Portfolio has operating expenses that an index does not, so a Portfolio will not be able to match the performance of its index exactly. Historical performance does not indicate future performance.

        Expense and performance information for the Portfolios may be compared in advertising, sales literature, and other communications to that of other variable products tracked by Lipper Analytical Services, Inc. (Lipper), Variable Annuity Research Data Service (VARDS), Morningstar, Inc. (Morningstar),and other services. In addition, the performance of the Portfolios is compared to the S&P 500 Index, the S&P SmallCap 600 Index, the Wilshire Small Cap Index, the Lehman Bond Index, the Dow Jones Industrial Average, and other widely recognized indexes. Unmanaged indexes assume the reinvestment of dividends, if any, but do not reflect any deduction for fund expenses. We periodically report performance ratings in financial publications such as Forbes, Barron's, Fortune, Money Magazine, Business Week, Financial Planning, The New York Times, and The Wall Street Journal.

        Keep in mind, yield and total return quotations reflect the performance of a hypothetical investment during a specified period. They are based on historical performance and do not in any way indicate future performance. Quotations of a Portfolio's yield and total return do not reflect charges or deductions against the Certificates or the Variable Account. Since you can only purchase shares of the Portfolios through a Variable Annuity or Variable Life Insurance Certificate, you should carefully review the Account Prospectus for information on additional charges and expenses. Excluding these charges from quotations of the Portfolio's performances has the effect of increasing the performance quoted. You should keep in mind the effect of these charges when comparing the Portfolios' performances to those of other mutual funds. Please review carefully the yield and total return figures for the relevant Subaccounts which accompany the yields and total returns quoted for the Portfolios.

Yields and Total Returns

        The yield of a Portfolio refers to the income generated by an investment in the Portfolio over a specified thirty-day period (seven-day for the Money Market Portfolio) expressed as a percentage rate of return for that period. We calculate the yield by dividing the net investment income per share for the period by the price per share on the last day of that period. This yield is annualized and shown as a percentage. This means that the income is assumed to be earned for each 30-day period for twelve periods and is expressed as a percentage of the investments. The effective yield for the Money Market Portfolio is calculated similarly, but for a seven-day period. The effective yield will be slightly higher than the yield quotation because of the compounding effect of the assumed weekly reinvestment.

        The total return of a Portfolio refers to the percentage change in value of an investment in the Portfolio. For this calculation, we assume all income and capital gains distributions are reinvested and a proportional share of Fund expenses is deducted during a specified period of time. We calculate total returns for one-, five-, ten-year periods or for the life of the Portfolio. Average annual total return is the constant rate of return over a specified period that is compounded annually.

        Whenever we advertise performance, we include standardized yield and total return information calculated in accordance with methods established by the SEC. We may also include other total return calculations (known as a nonstandardized calculation) such as cumulative rates of return or returns calculated for periods other than those prescribed by the SEC. For more information about the Portfolios' performance, see the Statement of Additional Information and the Fund's annual report.

Index Information

        From time to time, we may compare the performance of the Portfolios with that of their benchmark index. Four Portfolios are considered to be indexed
Portfolios: Bond, Balanced, Large Company Stock, and Small Company Stock. These Portfolios are passively managed; securities that comprise the Portfolio are the same securities in their respective index or a representative sample of securities of their index. The other Portfolios (Money Market, International, and High Yield Bond) are actively managed; the Portfolio Manager uses his own discretion to determine whether to include a security in the Portfolio. We may compare some of these actively managed Portfolios to benchmark indexes to give you a perspective on the Portfolios' performance.


     The table below presents a comparison of average annual total returns for certain of the Fund's Portfolios, as compared with their respective benchmark indexes for the period shown. The total return information for each of the Portfolios reflects the reinvestment of all dividends and capital gains distributions, and the deduction of the Portfolio's operating expenses net of expense reimbursements by us. Without these reimbursements, the total return figures for each of the Portfolios would have been lower. It is presently anticipated that we will continue making reimbursements at the present rate through the current fiscal year.


                          Average Annual Total Returns
                       For Periods Ended December 31, 1997
                               1 Year        5 Years       10 Years      Best Year for Index      Worst Year for Index

Bond++                          9.37%         n/a           n/a
Lehman Bond Index*              9.65         7.48%         9.18%              32.62%                 (2.92)%

Large Company Stock++          32.59         n/a           n/a
S&P 500 Index**                33.36         20.26         18.02              53.99                  (10.80)

Small Company Stock++          25.37         n/a           n/a
S&P SmallCap 600 Index***      25.58         n/a           n/a                29.96                  (4.77)
Wilshire Small Cap             26.83         17.09         n/a                26.83                  (3.13)
Index+
-----------------------------------
*Lehman Bond Index began 12/31/75.

**S&P 500 Index began 3/4/57.

***S&P SmallCap 600 Index began 10/31/94.

+Wilshire Small Cap Index began 9/28/92.

++Total  return does not reflect the expenses  that apply at the  Variable  Life
Account level. Inclusion of these expenses would reduce the total return for the period shown.



        It is important for you to note the extraordinary performance of equities in recent years and put these short-term returns into the context of historical norms. Along with sharp up-swings, we can expect some down-swings in the short-term. But over the long-term, history causes us to expect more conservative and stable growth.

Lehman Bond Index

        The Lehman Brothers Aggregate Bond Index (Lehman Bond Index) invests primarily in bonds and other debt securities. This index is a broad-based bond index that encompasses four major classes of investment-grade fixed income securities in the United States: U.S. Treasury and U.S. government agency securities, corporate debt obligations, mortgage-backed securities and asset-backed securities. As of December 31, 1997, these four classes represented the following proportions of the index's total market value:


[SHOW AS PIE CHART]


                                Lehman Bond Index
                                December 31, 1997

                                                 Percent of Total

             U.S. Treasury & Government Agency         49.5%
             Corporate                                 19.3
             Mortgage-Backed                           30.2
             Asset-Backed                              1.0

                      Total                            100%

The effective average weighted maturity of the index was 8.7 years as of December 31, 1997.


Lehman Brothers can change asset classes and the weightings in the index at any time.


S&P 500(R) and S&P SmallCap 600 Indexes


        Standard & Poor's Corporation (R) (Standard & Poor's or S&P) compiles several broad-based indexes used as benchmarks for tracking certain market sectors. The most widely known is the S&P 500(R) Composite Stock Price Index (S&P 500(R) Index). The S&P 500(R) index is a market-value weighted index of 500 common stocks representing more than 70% of the total market value of all publicly traded common stocks. The weightings make each company's influence on the index performance directly proportional to that company's market value. This characteristic has made the S&P 500(R) Index the investment industry standard for measuring the performance of portfolios comprised of large-capitalization stocks. The companies whose stocks are included in this index tend to be the leading companies in leading industries within the U.S. economy.

        This index is a standard used to measure the performance of larger capitalization stocks. The index is constructed by Standard & Poor's, which chooses stocks on the basis of market values and industry diversification. Most of the largest 500 companies listed on U.S. stock exchanges are included in the index. Additional stocks that are not among the 500 largest stocks, by market value, are included in the S&P 500 Index for diversification purposes. The index is capitalization weighted--that is, stocks with a larger capitalization (shares outstanding times current price) have a greater weight in the index

        Another index from Standard & Poor's(R) we use as a benchmark is the S&P SmallCap 600 Index. The S&P SmallCap 600 Index is a benchmark index for tracking small-capitalization stocks ranging in value from approximately $29 million to $2.9 billion. While this index is relatively new, the industry recognizes it as a good benchmark for tracking small-cap stocks. The 600 stocks that make up the index are listed on either the New York Stock Exchange, the American Stock Exchange or the NASDAQ quotation system. In addition, the stocks that make up the index are liquid, meaning they are easily traded. These characteristics of the S&P SmallCap 600 Index make it relatively easy to emulate. The easier it is to track an index, the more likely that a Portfolio is to tracking the index' performance. As of March 1, 1998, we began investing in the stocks that make up the S&P SmallCap 600 Index and use the index for comparison purposes for our Small Company Stock Portfolio.


     Both the 500 and the 600  indexes  are  comprised  of U.S.  equity  stocks.
S&P(R) periodically makes additions and deletions of stock to its indexes. Selection of a stock for inclusion in either S&P(R) index in no way implies an opinion by S&P(R) as to its attractiveness as an investment. Standard & Poor's(R) only relationship to the Fund is the licensing of the Standard & Poor's(R) marks, the S&P 500(R) Index, and the S&P SmallCap 600 Index. These indexes are determined, composed and calculated by Standard & Poor's(R) without regard to any particular Portfolio of the Fund. "Standard & Poor's(R)," "S&P(R)," "Standard & Poor's 500," "S&P 500(R)," "500," "Standard &Poor's
SmallCap 600 Index," and "S&P SmallCap 600 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by AAL and the Fund. The Fund and the Certificates are not sponsored, endorsed, sold or promoted by Standard & Poor's(R). Standard & Poor's(R) makes no representation regarding the advisability of investing in the Fund. See the Statement of Additional Information for additional disclaimers and limitations of liabilities on behalf of S&P.


Wilshire Small Cap Index

        This index is also known as the Wilshire 250. The index is a creation of Wilshire Associates Incorporated, the Pacific Stock Exchange and the Chicago Board of Trade. The index is comprised of 250 small-capitalization stocks. Component stocks are U.S. equity stocks selected according to liquidity, industry sector and market capitalization parameters. The index is custom-designed to represent the performance attributes of the small-capitalization segment of the U.S. equity markets.


        Before March 1, 1998, the objective of the Small Company Stock Portfolio was to seek investment results that approximate the Wilshire 250. Due to a change in investment objective, the Small Company Stock Portfolio now seeks to approximate the investment results of the S&P SmallCap 600.


MANAGEMENT OF THE FUND

        Fund officers and officers of AAL are responsible for the day-to-day operations of the Fund. The Fund's Board of Directors decides matters of general policy and reviews the activities of the Fund's Adviser and the Fund's officers.

The Adviser


        Aid Association for Lutherans (AAL) is the Adviser to the Fund. AAL has extensive investment management experience. Currently, AAL manages almost $18 billion in assets for its insurance portfolios in addition to the $831 million of assets for the Fund. AAL's principal business is selling insurance and other financial products to its members including: life, disability income, long-term care and Medicare supplement insurance and annuities to its members. Through its affiliates, AAL Capital Management offers mutual funds and the AAL Member Credit Union offers credit union services. Membership is open to Lutherans and their families.

        AAL was organized on November 24, 1902 as a fraternal benefit society under Internal Revenue Code section 501(c)(8) and incorporated under the laws of the state of Wisconsin as a non-stock, non-profit corporation. As of December 31, 1997, AAL has approximately 1.7 million members and is the world's largest fraternal benefit society in terms of statutory assets (almost $18 billion). The principal address of the Adviser is 4321 North Ballard Road, Appleton, Wisconsin 54919-0001.


        AAL has entered into an Investment Advisory Agreement with the Fund. According to the agreement, AAL manages the investment and reinvestment of the Fund's assets and supervises the Fund's daily business affairs subject to the supervision of the Fund's Board of Directors. AAL provides the Fund with the personnel and facilities necessary to manage the Fund. AAL formulates and implements a continuous investment program for the Portfolios consistent with each Portfolio's investment objectives, policies and restrictions.

        Generally, AAL will reimburse the Fund for substantially all of its operating expenses other than investment advisory fees, brokerage commissions, and any extraordinary items such as litigation expenses or income tax liabilities. Notwithstanding the reimbursement, each Portfolio will bear all of its operating expenses that are not specifically assumed by AAL, including: interest and taxes; brokerage commissions; insurance premiums; compensation and expenses for those Directors who are not affiliated with AAL; independent legal and audit expenses; fees and expenses of the Fund's custodian, shareholder servicing or transfer agent and accounting services agent; expenses incident to the issuance of its shares, including stock certificates and issuance of shares on the payment of, or reinvestment of dividends; fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares; Fund or Portfolio organizational expenses; expenses of preparing, printing and mailing Fund reports, notices, proxy material and prospectuses to shareholders of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; dues of, or assessments of, or contributions to, the Investment Company Institute or any successor or other industry association; such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations which the Fund may have to indemnify its officers and Directors with respect thereto; and cost of daily valuation of each of the Portfolio's securities and net asset value per share. AAL may withdraw this undertaking on 30 days' written notice to the Fund. AAL has informed the Fund's Board of Directors that it currently intends to bear all of the Fund's operating expenses, other than those specified immediately above, through at least December 31, 1998.

        AAL has also engaged two sub-advisers, each with its own distinct contract with AAL. AAL Capital Management Corporation (a wholly-owned subsidiary of AAL) has agreed to act as sub-adviser for the High Yield Bond Portfolio. AAL Capital Management Corporation also sells, distributes and advises the AAL Mutual Funds. The principal offices for AAL Capital Management Corporation is 222 West College Avenue, Appleton, Wisconsin, 54919-0007. Oechsle has agreed to act as sub-adviser for the International Stock Portfolio. The principal offices for Oechsle is One International Place, Boston, Massachusetts, 02210. Oechsle is a Delaware limited partnership. The general partner of Oechsle is Oechsle Group, L.P., and the managing general partner of Oechsle Group, L.P. is Walter Oechsle. According to the terms of the agreements with each of the sub-advisers, they are subject to our direction and that of the Board of Directors. However, each sub-adviser determines the securities to be purchased or sold. The sub-advisers may assist AAL in formulating and implementing the investment program for its respective Portfolio. Both sub-advisers are registered as investment advisers with the Securities and Exchange Commission.

The Administrator

        We have entered into an agreement with AAL Capital Management Corporation (AAL CMC) to perform certain administrative services including portfolio accounting, expense accrual, valuation and financial reporting, and tax accounting services for each Portfolio. We pay AAL CMC a specified rate not to exceed the rates charged by unaffiliated vendors for comparable services. In addition, we reimburse certain expenses as may be approved annually by a majority of the Fund's Board of Directors. The Fund does not directly reimburse us for the cost of services provided by AAL CMC.

        Our agreement with AAL CMC will continue year to year as long as it is specifically approved at least annually by the Fund's Board of Directors or by a vote of a majority of the outstanding voting securities, and, in either case, a majority of the Fund's disinterested Directors.


Third Party Administrator


        We have entered into a Service Agreement with The Continuum Company, Inc. (Continuum), pursuant to which Continuum will provide certain services in connection with the Variable Accounts including, among other things, application and premium processing. Continuum has the necessary equipment and personnel to provide and support remote terminal access to our annuity processing system for the establishment and maintenance of annuity records, processing information, and the generation of output with respect to the records and information. Our contract with Continuum expires March 6, 1998. After that time, we will assume these responsibilities.

Portfolio Transactions

        We direct the placement of orders for the purchase and sale of the Fund's securities. In directing orders, we will consider a number of factors to attain what we believe is the best combination of price and execution for the Portfolios including when we believe that more than one broker or dealer is capable of providing the best combination of price and execution in a transaction. Normally we will select a broker or dealer who furnishes brokerage and research services.

        In addition to the Fund, we make investment decisions for our general account and other clients. If these entities desire to buy or sell the same securities at about the same time, combined purchases and sales may be made and allocated at the average net unit price for the securities and, as nearly as practicable, on a pro-rata basis in proportion to the amounts desired to be purchased or sold by each entity. It is possible that this procedure could have a detrimental effect on the price or volume of the security to be purchased or sold. However, as far as a Portfolio is concerned, we believe that this procedure would generally contribute to better overall execution of the Fund's Portfolio transactions, including the realization of lower commission rates and advantageous prices. For example, coordination with transactions for other clients and the ability to participate in volume transactions could benefit the Fund. Where combined purchases and sales are not made, volume transactions and any resulting benefit, of course, would not be available. We do not expect that the opportunity to make such combined purchases and sales will arise in the ordinary course of its business.

PURCHASE AND REDEMPTION OF SHARES


        Shares of the Fund are currently offered only to AAL Variable Annuity Account I and AAL Variable Life Account I to fund benefits payable under the Certificates. You may not purchase or redeem shares of the Fund directly. If you wish to make a purchase or redemption, please refer to the applicable Account Prospectus. We may at some later date, also offer shares of the Fund to other separate accounts of AAL or a subsidiary or affiliated company of AAL. Shares of the Fund were sold directly to AAL in connection with the initial capitalization of the Portfolios.

     Shares of all Portfolios are continuously offered and redeemed by the Fund, without sales charge, at prices equal to the respective per share net asset value (NAV) of each Portfolio. The Variable Accounts purchase and redeem shares of each Portfolio at the NAV next determined after the Fund receives such request. The Variable Account forwards share purchase and redemption requests to the Fund when the accumulation unit value is next determined after you submit your purchase or redemption request to your Subaccount.


        Orders to purchase or redeem Fund shares which are not based on actions by Certificate Owners, Annuitants or Beneficiaries or routine deductions of charges by AAL will be effected at the Portfolio's NAV per share next computed after the order is placed.

        We are required to pay the proceeds for redemption of all full and fractional shares of the Fund within seven days after the date as of which the redemption is priced. There are specific events which may require us to suspend the right to redeem shares or to receive payment with respect to any redemption including: any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; when such exchange is closed (other than customary weekend and holiday closings); any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a Portfolio's securities or determination of the Portfolio's NAV is not reasonably practicable; and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of any Portfolio.

NET ASSET VALUE


        Once each day that we are open for business, we determine the NAV per share of any Portfolio at the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. We do not determine the NAV on holidays observed by the Exchange. The Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively. In addition, during 1998, AAL will be closed for business on the Friday following Thanksgiving and the day before Christmas. On those days, we will not redeem any shares notwithstanding the fact that the New York Stock Exchange will be open.


        We compute the NAV of shares by adding the sum of the value of the securities held by each Portfolio plus any cash or other assets it holds, less all of that Portfolio's liabilities, and dividing the result by the total number of outstanding shares of that Portfolio at such time. We value securities owned by the Fund for which market quotations are readily available at current market value. However, we value all securities of the AAL Variable Product Money Market Portfolio on the basis of its amortized cost, which approximates market value. We determine, in good faith, the value of all other securities and assets at fair value by or under the direction of the Fund's Board of Directors.

DIVIDENDS, DISTRIBUTIONS AND TAXES

        We intend to have each Portfolio of the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the Code), as amended. We intend to take all other actions that are required so that no federal income tax will be owed by any Portfolio of the Fund. Accordingly, each Portfolio will be treated as a separate entity for federal income tax purposes. The Portfolios will qualify as regulated investment companies if they distribute all of heir respective investment company income and net capital gains for each fiscal year according to the Code. Additionally, we intend to have each Portfolio comply with the diversification requirements under 817(h) of the Code related to the tax-deferred status of insurance company separate accounts (the Variable Accounts). Our failure to comply with these diversification requirements may result in immediate taxation to you. The tax status of your investment in the Fund depends upon the features of your Certificate. See the Account Prospectus for more information.

        We expect to distribute substantially all of each Portfolio's ordinary income and capital gains each year. For each Portfolio, this consists of all net investment income (including cash dividends and interest paid on the Portfolio's investments), all net realized short-term and long-term capital gains if any, earned during the year, less estimated expenses (including the Advisory Fee). Net investment income of the Money Market Portfolio consists of accrued interest and/or earned, plus or minus all realized gains and losses, less the estimated expenses of the Portfolio (including the Advisory Fee).

        We reinvest all income dividends and capital gains distributions in the form of additional shares of the respective Portfolio at NAV. Except for the Money Market Portfolio, the value of each Portfolio's shares is based on the amount of its net assets, including any undistributed net income, any distribution of income or capital gains results in a decrease in the value of the Portfolio's shares equal to the amount of the distribution.


     Shares of a Portfolio begin accruing dividends on the day following the date as of which the shares are credited to a Variable Account. Dividends are generally declared and reinvested daily on the Money Market Portfolio, and monthly on all other Portfolios except for the International Stock Portfolio which declares dividends annually. However, we may distribute dividends on any Portfolio more or less frequently, as needed. We will also declare and distribute annually all net realized capital gains of the Fund, other than short-term gains of the Money Market Portfolio, which are declared as dividends daily. We usually make a capital gain distribution in December.


ADDITIONAL INFORMATION

Fund Organization and Description of Shares

        We organized the Fund as a Maryland business corporation on June 14, 1994. The Fund may issue up to 2 billion shares of common stock, $.001 par value, in one or more series (Portfolios) as the Board of Directors may authorize. Currently, the Board has authorized seven series which bear the designation of the names of the respective Portfolios. The Board of Directors may, in the future, authorize the issuance of more series of shares. Each share of a Portfolio is entitled to participate in a pro rata basis any dividend or other distribution declared by the Board with respect to that Portfolio. All shares of a Portfolio have equal rights in the event of liquidation of that Portfolio.


        We provided the initial capitalization of each Portfolio.


Voting Privileges

        Your voting privileges are explained in the accompanying Account Prospectus relating to the Certificates. As the owner of the assets in both the AAL Variable Annuity Account I and the AAL Variable Life Account I, we will attend shareholder meetings and vote all of the shares of the Portfolios held to fund the benefits under the Certificates. Still we generally will do so in accordance with your instructions as the Certificate Owner. We will vote in proportion to the voting instructions that are received with respect to all Certificates participating in a Portfolio for any shares for which no timely voting instructions are received, and any shares held by us or any of our subsidiaries or affiliates for our own account, However, we may disregard voting instructions received from you under certain circumstances as described in Voting Privileges in the Fund's Statement of Additional Information. Shareholders are entitled to one vote for each share held with proportionate voting for fractional shares.

        We are not required to hold annual shareholder meetings for the Fund. However, we may call special meetings for purposes such as electing or removing Directors, changing fundamental policies, or approving an investment advisory contract. Matters that may affect one Portfolio distinctly from the other Portfolios require a separate vote of shares of that Portfolio. Shares of all the Portfolios vote together on matters that affect all of the Portfolios such as the election of Directors. Shareholders of a total of 10% or more of the outstanding shares of the Fund may request a meeting at any time for the purpose of voting to remove a Director or Directors.

Indemnity and Limitation of Liability of Directors and Officers

        To the fullest extent permitted by Maryland and federal law, the Fund will indemnify and limit the liability of Directors and officers of the Fund from any personal liability to the Fund or the holders of shares of its series or classes for money damages. However, this limitation and indemnification does not protect any Director or officer from liability to which the Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Custodian, Transfer Agent And Independent Auditors


     Citibank, N.A., 111 Wall Street, New York, NY 10043, serves as Custodian for the Fund. We serve as Transfer Agent for the Fund. Ernst & Young LLP, 111 East Kilbourn Avenue, Suite 900, Milwaukee, Wisconsin 53202, serves as independent auditors for the Fund. The Financial Highlights included in this Prospectus and the financial statements of the Fund incorporated by reference into the Statement of Additional Information were audited by Ernst & Young LLP, and were included in reliance on their report as experts in accounting and auditing.


SHAREHOLDER INQUIRIES

        All inquiries from Certificate Owners regarding the Fund should be directed to the Fund at AAL Variable Annuity Service Center, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001 or telephone number 1-800-225-5225.

        APPENDIX: SECURITY RATINGS

Ratings in General

        A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards as to the creditworthiness of an issuer. We continuously monitor the ratings given to securities in the Portfolios by rating services. individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

        The following is a description of the characteristics of ratings used by Moody's, S&P and Duff & Phelps:

CORPORATE BOND RATINGS

Ratings by Moody's

Aaa: Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over a long period of time may be small.

Caa: Bonds that are rated Caa have poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.

Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds that are rate C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Ratings by Standard & Poor's

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Extremely strong capacity to pay principal and interest.

AA+,AA,AA-: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A+,A,A-: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB+,BBB,BBB-: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB, B, CC, C , C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BBB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions likely will impair capacity or willingness to pay interest and repay principal. The B rating is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation in which a bankruptcy petition has been filed, but debt service payments are continued.

CI:  The rating CI is reserved for income bonds on which no interest is paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate the particular type of obligation as a matter of policy.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major category.

Ratings by Duff & Phelps

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+,AA,AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+,A,A-: Good quality investment-grade securities. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+,BBB,BBB-: Below average protection factors but still considered sufficient for institutional investment. Considerable variability risk during economic cycles.

BB+, BB, BB-: Below investment-grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B-: Below investment-grade and possessing risk that the obligation might no be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating category.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and or interest payments.

Note: The Duff & Phelps ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major ratings categories.

COMMERCIAL PAPER RATINGS

Ratings by Moody's

        Moody's commercial paper ratings are opinions of the ability to repay punctually the obligations. Moody's employs the following three investment-grade designations to indicate the relative repayment capacity of the rated issuers:
Prime 1 (Highest Quality); Prime 2 (Higher Quality); Prime 3 (High Quality).

        The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of any parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the relative repayment capacity of the issuer is rated Prime-1 (Highest Quality), Prime-2 (Higher Quality), or Prime-3 (High Quality). The Portfolios will not invest in commercial paper rated Prime-3.

Ratings by Standard & Poor's

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest.

A: Issues assigned the highest rating category, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A + designation is applied to those issues rated A-1 that possess extremely strong safety characteristics.

A-2: Capacity for timely payment on issues with the designation A-2 is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying the designation A-3 have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

Ratings by Duff & Phelps

Category 1:Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Category 2:Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3:  Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment-grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

        [Back Cover of Prospectus]

Investment Adviser and Transfer Agent:

Aid Association for Lutherans
4321 North Ballard Road
Appleton, Wisconsin  54919-0001

Service Center:


AAL Variable Products Service Center
4321 North Ballard Road
Appleton, Wisconsin  54919-0001
Telephone (800) 225-5225



Custodian:

Citibank, N.A.
111 Wall Street
New York, NY  10043


Independent Auditors:

Ernst & Young LLP
111 East Kilbourn Avenue, Suite 900
Milwaukee, Wisconsin 53202